PIONEER BALANCED FUND
                  Supplement to Prospectus dated April 30, 1998

The  following   information   supplements  the  corresponding  section  in  the
Prospectus.

     Mr. David Tripple, President and Chief Investment officer of Pioneering Management Corporation ("PMC") and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations. Mr. Tripple joined PMC in 1974. Ms. Theresa Hamacher, Senior Vice President of PMC, oversees U.S. equity research and portfolio management.

     Research and management for the Pioneer Balanced Fund (the "Fund") is the responsibility of a team of portfolio managers and analysts that does research for and oversees the management of other funds with similar objectives. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

     Day-to-day management of the Fund's equity investments has been the responsibility of Mr. William C. Field, a Vice President of PMC and the Fund since January 1997. Mr. Field joined PMC in 1991 and has over six years of investment experience. Mr. Sherman B. Russ, Senior Vice President of PMC, together with Mr. Field is responsible for the day-to-day management of the income investments of the Fund. Mr. Russ joined PMC in 1983 has over 15 years of investment experience.















0698-5357
(C) Pioneer Funds Distributor, Inc.